                                                                    CASH BASIS-1


                                                                    EXHIBIT 99.1

                Office of the United States Trustee - Region 3
                           Monthly Operating Report

           for the month ending               July, 1999

================================================================================

                                           Document     Previously   Explanation
         Required Attachments              Attached     Submitted    Attached

         1. Tax Receipts           N/A        ( )           ( )          ( )

         2. Bank Statements                   (X)           ( )          ( )

         3. Most Recently Filed               ( )           ( )          ( )
            Income Tax Return

         4. Most Recently Annual              ( )           (X)          ( )
            Financial Statements
            Prepared by Accountant


     IN ACCORDANCE WITH TITLE 25, SECTION 1746 OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (CASH BASIS - 1 THROUGH CASH BASIS - 9) AND THE ACCOMPANYING ATTTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER AS ANY KNOWLEDGE.

     RESPONSIBLE PARTY:

     /s/ Anthony M. Picini                        Executive V.P.
     -----------------------------------          -----------------------------
     SIGNATURE OF RESPONSIBLE PARTY                          TITLE


     Anthony M. Picini                                      8/23/99
     -----------------------------------          -----------------------------
     PRINTED NAME OF RESPONSIBLE PARTY                        DATE


     PREPARER


     ___________________________________          _____________________________
     SIGNATURE OF PREPARER                                   TITLE


     ___________________________________          _____________________________
     PRINTED NAME OF PREPARER                                DATE


          All Chapter 11 debtors must file this report with the Court and serve a copy on the United States Trustee
         no later than the 15th day of the month following the end of the month covered by this report.

                                                                   CASH BASIS-2


                             Jul-99  MONTH ENDING
                             ------

----------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                               MONTH                 MONTH                  MONTH
                                                           -----------------------------------------------------------
DISBURSEMENTS                                                 5/31/1999             6/30/1999              7/31/1999
----------------------------------------------------------------------------------------------------------------------
  1  Cash -Beginning of Month                                 3,148,806             4,682,689              4,017,046
----------------------------------------------------------------------------------------------------------------------
Receipts
----------------------------------------------------------------------------------------------------------------------
  2  Cash Sales                                                  84,368               164,916                 12,362
----------------------------------------------------------------------------------------------------------------------
  3  Accounts Receivable Collections                          4,728,817               106,712                      0
----------------------------------------------------------------------------------------------------------------------
  4  Loans & Advances
----------------------------------------------------------------------------------------------------------------------
  5  Sale of Assets      (attachment 2C)                      2,191,900                     0                      0
----------------------------------------------------------------------------------------------------------------------
  6  Lease & Rental Income
----------------------------------------------------------------------------------------------------------------------
  7  Wages
----------------------------------------------------------------------------------------------------------------------
  8  Other (Attach List)     (attachment 2A)                  1,429,093             1,018,241                699,499
----------------------------------------------------------------------------------------------------------------------
  9  Total Receipts (total lines 2-8)                         8,434,178             1,289,870                711,860
----------------------------------------------------------------------------------------------------------------------
DISBURSEMENTS
----------------------------------------------------------------------------------------------------------------------
 10  Net Payroll
----------------------------------------------------------------------------------------------------------------------
 11  Payroll Taxes Paid
----------------------------------------------------------------------------------------------------------------------
 12  Sales, Use & Other Taxes Paid
----------------------------------------------------------------------------------------------------------------------
 13  Inventory Purchases
----------------------------------------------------------------------------------------------------------------------
 14  Mortgage Payments
----------------------------------------------------------------------------------------------------------------------
 15  Other Secured Note Payments
----------------------------------------------------------------------------------------------------------------------
 16  Rental & Lease Payments
----------------------------------------------------------------------------------------------------------------------
 17  Utilities
----------------------------------------------------------------------------------------------------------------------
 18  Insurance
----------------------------------------------------------------------------------------------------------------------
 19  Vehicle Expense
----------------------------------------------------------------------------------------------------------------------
 20  Travel
----------------------------------------------------------------------------------------------------------------------
 21  Entertainment
----------------------------------------------------------------------------------------------------------------------
 22  Repairs & Maintenance
----------------------------------------------------------------------------------------------------------------------
 23  Supplies
----------------------------------------------------------------------------------------------------------------------
 24  Advertising
----------------------------------------------------------------------------------------------------------------------
 25  Household Expenses
----------------------------------------------------------------------------------------------------------------------
 26  Charitable Contributions
----------------------------------------------------------------------------------------------------------------------
 27  Gifts
----------------------------------------------------------------------------------------------------------------------
 28  Other (Attach List)     (attachment 2B)                  1,662,418               798,008                579,490
----------------------------------------------------------------------------------------------------------------------
 29  Total Lines 10 thru 28                                   1,662,418               798,008                579,490
----------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
----------------------------------------------------------------------------------------------------------------------
 30  Professional Fees                                          560,511               781,979                656,256
----------------------------------------------------------------------------------------------------------------------
 31  U.S. Trustee Fees                                                                                        10,000
----------------------------------------------------------------------------------------------------------------------
 32  Other (Attach List)     (attachment 2D)                  4,677,366               375,526                193,576
----------------------------------------------------------------------------------------------------------------------
 33  Total Lines 30 thru 32                                   5,237,877             1,157,505                859,833
----------------------------------------------------------------------------------------------------------------------
 34  Total Disbursements (line 29+line 33)                    6,900,295             1,955,513              1,439,323
----------------------------------------------------------------------------------------------------------------------
 35  Net Cash Flow (line 9 - line 34)                         1,533,883              (665,643)              (727,463)
----------------------------------------------------------------------------------------------------------------------
 36  Cash - End of Month (line 1 + line 35)                   4,682,689             4,017,046              3,289,583
----------------------------------------------------------------------------------------------------------------------

PHP HEALTHCARE CORP.
Other Receipts
July 1999

================================================================================

                        Description                                Net Amount
================================================================================
Tony Picini             Purchase of Car                             15,010.00
Tony Picini             Executive loan repayment                     4,000.00
Reliastar               Refund of Deposit                           14,367.00
Core Source             Refund of Deposit                           56,338.83
US Postal Service       Refund of Deposit                           29,040.60
Key Man Life
 Insurance              Cash Surrender                             337,994.62
Benicor                 Cobra Payments                              12,118.03
Commonwealth of VA      Overpayment of State Withholding Tax        38,085.96
Interest Income         Nations Repurchase Program                  13,487.98
Family Practice         Collection of receivables after sale of     31,511.51
                        contract
                        (receivables were forwarded to Sterling
                        Medical Associates)
Social Workers          Collection of receivables after sale of    147,544.32
                        contract
                        (receivables were forwarded to Sterling
                        Medical Associates)
--------------------------------------------------------------------------------

Total Other Receipts                                               699,498.85
================================================================================

                                 Attachment 2A

PHP HEALTHCARE CORP.
EXPENSES - CASH BASIS
July 1999

     ============================================================

      Description                                   Net Activity
     ============================================================
      Net Payroll                                        154,124
      Payroll Taxes and Withholdings                     122,975
      Insurance                                           24,772
      Legal                                               12,250
      Deposits                                             1,000
      Health/Dental Claims                                 6,281
      Contract-Consultant                                106,237
      Contract-Office Temps                               22,068
      Fringe Benefits                                     10,209
      Office Supply Expense                                1,131
      Utilities                                               76
      Bldg & Office Expense                               98,308
      Business Taxes/Licenses                              9,641
      Professional Dues & Subs                               710
      Business Travel & Meals                                 45
      Interest Expense                                        57
      Misc. Expense                                        9,605
     ------------------------------------------------------------
      Total Disbursements                                579,490
     ============================================================

                                 Attachment 2B

PHP HEALTHCARE CORPORATION
Other Disbursements
July 1999

=======================================================================================
                                                        Sterling Med.
                                                         Associates           Total
=======================================================================================
Family Practice Receipts                                  31,511.51         31,511.51

Social Workers Receipts                                  162,064.96        162,064.96
---------------------------------------------------------------------------------------

Total Other Disbursements                                193,576.47        193,576.47
=======================================================================================

                                 Attachment 2D

                                                                    CASH BASIS-3

Debtor: PHP HEALTHCARE CORPORATION

Case No: 98-2608 (MFW)

-----------------------------------------
CASH DISBURSEMENTS DETAIL                                 MONTH:      Jul-99
                                                                ----------------
(Attach sheets if necessary)
--------------------------------------------------------------------------------
                              CASH DISBURSEMENTS
--------------------------------------------------------------------------------
        DATE           PAYEE                PURPOSE                   AMOUNT
--------------------------------------------------------------------------------
      --------------------------------------------------------------------------

      --------------------------------------------------------------------------
      Various          Various        (See attachment 3A)               311,259
      --------------------------------------------------------------------------
      7/1-31/99        Various        (See attachment 3C)               396,192
      --------------------------------------------------------------------------

      --------------------------------------------------------------------------
      Total Cash Disbursements                                          707,452
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          BANK ACCOUNT DISBURSEMENTS
--------------------------------------------------------------------------------
CHECK
NUMBER          DATE             PAYEE        PURPOSE                   AMOUNT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Various       7/1-31/99       Various         (See attachment 3B)       577,747
--------------------------------------------------------------------------------
Various       7/1-31/99       Various         Net Payroll               154,124
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             Total Bank Account Disbursements                           731,871
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL DISBURSEMENTS FOR THE MONTH                                     1,439,323
--------------------------------------------------------------------------------

PHP HEALTHCARE CORP.
NationsBank Concentration Account 375 052 7254
Cash Disbursements
Jul-99

====================================================================================================================================
                                                                       ReliaStar/     Corp       Payroll    Sterling Med     Misc.
 JUL        Vendor                          Description                CoreSource     Taxes       Taxes     Associates        Exp
====================================================================================================================================
  8   ADP                               Payroll                                                  44,701.77
 22   ADP                               Payroll                                                  39,888.59
 29   ADP                               Payroll                                                    (202.23)
 29   ADP                               Payroll                                                  19,375.01
 8    California Franchise Tax Board    CA Income Tax Extension                       800.00
 22   Nationsbank                       Account Analysis Charge                                                             2,226.04
 23   Nationsbank                       Analysis Fee for DC Chartered                                                         385.10
 9    NJ Div of Taxation                Corporate Business Tax                        200.00
 14   ReliaStar                         Claims & Admin Fees            6,281.22
 1    Sterling Medical Associates       Social Worker Receipts                                                 14,520.64
 2    Sterling Medical Associates       Social Worker Receipts                                                 12,205.92
 6    Sterling Medical Associates       SW & Family Practice Receipts                                         108,831.75
 8    Sterling Medical Associates       Social Worker Receipts                                                 14,692.98
 9    Sterling Medical Associates       Social Worker Receipts                                                  9,126.48
 12   Sterling Medical Associates       Social Worker Receipts                                                 12,042.80
 21   Sterling Medical Associates       Social Worker Receipts                                                  9,242.19
 26   Sterling Medical Associates       Social Worker Receipts                                                 12,913.71
 16   Payroll Taxes                     PHP - VA Tax w/h                                            757.60
 16   Payroll Taxes                     PHP - MD Tax w/h                                            377.95
 29   Payroll Taxes                     PHP - FUTA                                                2,891.68
      ------------------------------------------------------------------------------------------------------------------------------
Total                                                                  6,281.22     1,000.00    107,790.37    193,576.47    2,611.14
      ==============================================================================================================================

=========================================================

 JUL        Vendor                               TOTAL
=========================================================
  8   ADP                                      44,701.77
 22   ADP                                      39,888.59
 29   ADP                                        (202.23)
 29   ADP                                      19,375.01
 8    California Franchise Tax Board              800.00
 22   Nationsbank                               2,226.04
 23   Nationsbank                                 385.10
 9    NJ Div of Taxation                          200.00
 14   ReliaStar                                 6,281.22
 1    Sterling Medical Associates              14,520.64
 2    Sterling Medical Associates              12,205.92
 6    Sterling Medical Associates             108,831.75
 8    Sterling Medical Associates              14,692.98
 9    Sterling Medical Associates               9,126.48
 12   Sterling Medical Associates              12,042.80
 21   Sterling Medical Associates               9,242.19
 26   Sterling Medical Associates              12,913.71
 16   Payroll Taxes                               757.60
 16   Payroll Taxes                               377.95
 29   Payroll Taxes                             2,891.68
      --------------------------------------------------
Total                                         311,259.20
      ==================================================

                                  Schedule 3A

                                                                    CASH BASIS-4

---------------------------------
ACCOUNTS RECEIVABLE                                          MONTH:    Jul-99
                                                                  --------------
Accounts Receivable -Trade
--------------------------------------------------------------------------------
Total accounts receivable at the beginning of the period                 104,271
--------------------------------------------------------------------------------
    Amounts billed during the period, net of adjustments                       0
--------------------------------------------------------------------------------
    Amounts collected during the period                                        0
--------------------------------------------------------------------------------
Total accounts receivable at the end of the period                       104,271
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING                                              AMOUNT
--------------------------------------------------------------------------------
0 - 30 days old                                                                0
--------------------------------------------------------------------------------
30 - 60 days old                                                               0
--------------------------------------------------------------------------------
61 - 90 days old                                                               0
--------------------------------------------------------------------------------
91 + days old                                                            104,271
--------------------------------------------------------------------------------
TOTAL ACCOUNTS RECEIVABLE                                                104,271
--------------------------------------------------------------------------------
TOTAL CONSIDERED UNCOLLECTIBLE                                                 0
--------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE (NET)                                                104,271
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AMOUNTS DUE FROM AFFILIATES & INSIDERS (ITEMIZE)                      AMOUNT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          (See attachment 4A)                         63,958,597
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL                                                                 63,958,597
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVENTORY                                                              AMOUNT
--------------------------------------------------------------------------------
Beginning inventory                                                            0
--------------------------------------------------------------------------------
    Plus Purchases
--------------------------------------------------------------------------------
    Minus Sales
--------------------------------------------------------------------------------
Ending Inventory                                                               0
--------------------------------------------------------------------------------

PHP Healthcare Corp.
Amounts Due from Affiliates & Insiders
Julio 31, 1999




            Exec Loan Program                       Amount
            -----------------                       ------
        Jack Mazur                                   5,548,411
        Michael Starr                                1,413,347
        Anthony Picini                                 143,176
        William Lubin                                  177,247
        Kenneth Weixel                                 281,893
        Robert Bowles                                  459,485
        Frank Provato                                  137,243
        ------------------------------------------------------
          Subtotal                                   8,160,802
        ------------------------------------------------------

            Other Notes Receivable
            ----------------------
        Robert Bowles                                  701,938
        Kenneth Weixel-Employment                       80,000
        Kenneth Weixel-Other                           280,566
        G&L Realty                                   2,170,000
        Shamrock Investments                           978,879
        ------------------------------------------------------
           Subtotal                                  4,211,383
        ------------------------------------------------------

            Due from Subsidiaries
            ---------------------
        Pinnacle Health                             23,858,130
        Enterprises, LLC
        Pinnacle Medical Group, PA                  22,417,353
        All other subsidiaries                       5,310,928
        ------------------------------------------------------
        Subtotal                                    51,586,412
        ------------------------------------------------------



        ------------------------------------------------------
        Grand Total                                 63,958,597
        ======================================================

                                 Attachment 4A

                                                                    CASH BASIS-5

                                                                               MONTH:             Jul-99
                                                                                             --------------------
-----------------------------------------------------------------------------------------------------------------
UNPAID POSTPETITION PAYABLES AND AGING                                                            AMOUNT
-----------------------------------------------------------------------------------------------------------------
Postpetition items
Reorganization Expenses
  Professional Fees                                                                                   676,946
  U.S. Trustee Fees
  Court Fees
Trade Debt                                                                                                  0
Other (attach list) (Report tax in next section only)
-----------------------------------------------------------------------------------------------------------------
AGING                       0-30              31'-60          61-90         90 +
PAYABLES                    DAYS               DAYS             I         DAYS             TOTAL
-----------------------------------------------------------------------------------------------------------------
                              676,946               0              0             0                    676,946
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
STATUS OF POST PETITION TAXES
-----------------------------------------------------------------------------------------------------------------
                             BEGINNING             AMOUNT                           ENDING
                                TAX               WITHHELD          AMOUNT            TAX           DELINQUENT
                            LIABILITY*           OR ACCRUED          PAID          LIABILITY          TAXES
Federal
-----------------------------------------------------------------------------------------------------------------
Withholding**                        0                52,635          52,635                0
-----------------------------------------------------------------------------------------------------------------
FICA Employee**                      0                18,309          18,309                0
-----------------------------------------------------------------------------------------------------------------
FICA Employer**                      0                18,309          18,309                0
-----------------------------------------------------------------------------------------------------------------
Unemployment                     2,931                   100           3,032                0
-----------------------------------------------------------------------------------------------------------------
Income                               -                     -
-----------------------------------------------------------------------------------------------------------------
Other (Attach List)
-----------------------------------------------------------------------------------------------------------------
Total Federal Taxes              2,931                89,354          92,285                -                 -
-----------------------------------------------------------------------------------------------------------------
State and Local
-----------------------------------------------------------------------------------------------------------------
Withholding                      1,132                17,816          18,948                0
-----------------------------------------------------------------------------------------------------------------
Sales
-----------------------------------------------------------------------------------------------------------------
Excise
-----------------------------------------------------------------------------------------------------------------
Unemployment                     8,082                 3,660          11,742                0
-----------------------------------------------------------------------------------------------------------------
Real Property
-----------------------------------------------------------------------------------------------------------------
Personal Property
-----------------------------------------------------------------------------------------------------------------
Other (Attach List)
-----------------------------------------------------------------------------------------------------------------
Total State & Local              9,214                21,475          30,690                0                 0
-----------------------------------------------------------------------------------------------------------------
Total Taxes                     12,146               110,829         122,975                0                 0
-----------------------------------------------------------------------------------------------------------------

*The beginning tax liability should represent the liability from the prior month or if this is the first operating report the amount should be zero.

** Attach photocopies of PCF Form 8123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                                 CASH BASIS-6


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterix next to the account number. Attach additional sheets if necessary.

                                                       MONTH:    Jul-99
-------------------------------------------------            -----------------------------------------------------------
BANK RECONCILIATIONS
                                                   Account #1      Account #2        Account #3         Account #4
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A     BANK:                                        -------------------------------  ------------------------------------
B     ACCOUNT NUMBER                               -------------------------------  ------------------------------------
C     PURPOSE (TYPE)                               -------------------------------  ------------------------------------
------------------------------------------------------------------------------------------------------------------------
1     Balance per Bank Statement                                      (See Attachment 6A)
------------------------------------------------------------------------------------------------------------------------
2     Add: Total Deposits
------------------------------------------------------------------------------------------------------------------------
3     Less: Outstanding Checks
------------------------------------------------------------------------------------------------------------------------
4     +/- Other Reconciling Items (Attach List)
------------------------------------------------------------------------------------------------------------------------
5     Month Ending Balance Per Books                                  As of 7/31/99                        3,289,583
------------------------------------------------------------------------------------------------------------------------
6     Number of Last Check Written
------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------
INVESTMENT ACCOUNTS
------------------------------------------------------------------------------------------------------------------------
                                                    Date of          Type of            Purchase           Current
BANK ACCOUNT NAME & NUMBER                         Purchase         Instrument           Price              Value
------------------------------------------------------------------------------------------------------------------------
7
------------------------------------------------------------------------------------------------------------------------
8
------------------------------------------------------------------------------------------------------------------------
9
------------------------------------------------------------------------------------------------------------------------
10
------------------------------------------------------------------------------------------------------------------------
11    Total Investment                                                                          0                  0
------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------
CASH
------------------------------------------------------------------------------------------------------------------------
12    Currency on Hand                                                                                                0
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
13    TOTAL CASH - END OF MONTH (Total lines 5, 11 &12)                     As of 7/31/99                     3,289,583
------------------------------------------------------------------------------------------------------------------------

Please attach copies of BANK STATEMENTS.

PHP Healthcare Corporation
Cash Balances
7/31/1999

===================================================================================================================================
                                                                                   G/L Balance       G/L Balance
       Bank             Title                                   Account #            6/30/1999         7/31/1999
===================================================================================================================================
NationsBank           Concentration                             375 052 7254       4,096,936         3,222,221
NationsBank           Payroll                                   375 001 8420          10,154            16,480
NationsBank           Executive                                 375 052 6886           2,127             2,104
NationsBank           Accounts Payable-Post-Petition            375 123 3738         (92,172)           48,778

-----------------------------------------------------------------------------------------------------------------------------------
Total                                                                              4,017,046         3,289,583
===================================================================================================================================

                                 Attachment 6A

                                                                    CASH BASIS-7

-------------------------------------------------------------------------------
                    PAYMENTS TO INSIDERS AND PROFESSIONALS
-------------------------------------------------------------------------------
                                                              MONTH:July-99

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in section 101 (31) (A)-(F) of the U.S. Bankruptcy Code) and to professionals, for payments to insiders, identify the type of compensation paid (e.g. salary, bonus, commission, insurance, housing allowance travel car allowance, etc), Attach additional sheets if necessary.

-----------------------------------------------------------------------------------------------------------------------------------
                                                             INSIDERS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 TYPE OF                                  CUMULATIVE UNPAID
NAME                       POSITION                              PAYMENT                PAID                   BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
1  K. Weixel               Acting CEO & President                Salary                                                -
-----------------------------------------------------------------------------------------------------------------------------------
2  M Starr                 Senior Executive Vice President       Salary                      -                         -
-----------------------------------------------------------------------------------------------------------------------------------
3  A. Picini               Executive Vice President              Salary                 23,577                         -
-----------------------------------------------------------------------------------------------------------------------------------
4  J. Hercenberg           Senior Vice President                 Salary                 21,654                         -
-----------------------------------------------------------------------------------------------------------------------------------
5  J. Mazur                Former CEO & President                Salary                      -                         -
-----------------------------------------------------------------------------------------------------------------------------------
6  W. Lubin                Former Executive Vice President       Salary                      -                         -
-----------------------------------------------------------------------------------------------------------------------------------
7  D. Berman               Former Senior Vice President          Salary                      -                         -
-----------------------------------------------------------------------------------------------------------------------------------
Total Payments to Insiders                                                              45,231                         -
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                           PROFESSIONALS
-----------------------------------------------------------------------------------------------------------------------------------
                                         DATE OF COURT                                                       TOTAL
                                          ORDER AUTH.                 AMOUNT            AMOUNT                PAID
          NAME                             PAYMENT                   APPROVED            PAID             TO DATE (cumulative)
-----------------------------------------------------------------------------------------------------------------------------------
   Richards, Layton &
1  Finger                                Legal Fees - 6/14/99        146,401            146,401                 907,914
-----------------------------------------------------------------------------------------------------------------------------------
2  The Bayard Firm                        Legal Fees - 6/3/99         27,816             24,290                  39,630
-----------------------------------------------------------------------------------------------------------------------------------
   Cole, Schotz,
3  Meisel, Forman                         Legal Fees - 6/9/99        131,594            118,187                 436,103
-----------------------------------------------------------------------------------------------------------------------------------
4  Comey, Boyd &
   Luskin                                 Legal Fees - 6/3/99              0                  0                 398,367
-----------------------------------------------------------------------------------------------------------------------------------
   Weil Gotshal &
5  Manges, LLP                                     Legal Fees              0                  0                  63,775
-----------------------------------------------------------------------------------------------------------------------------------
   Arthur andersen,
6  LLP                           Professional  Fees - 6/15/99        114,320            102,584                 417,543
-----------------------------------------------------------------------------------------------------------------------------------
   Pricewaterhouse
7  Coopers, LLP                   Professional Fees - 6/25/99        189,148            189,148               1,241,156
-----------------------------------------------------------------------------------------------------------------------------------
   Sugarman &
8  Company, LLP                    Professional Fees - 6/3/99        144,402             75,647                 407,017
-----------------------------------------------------------------------------------------------------------------------------------
Total Payments to Professionals                                      753,681            656,256               3,911,504
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                 SECURED NOTES, LEASES PAYABLE AND
                                                   ADEQUATE PROTECTION PAYMENTS
-----------------------------------------------------------------------------------------------------------------------------------
                                 SCHEDULED                      AMOUNTS PAID                 TOTAL
NAME OF                           MONTHLY                          DURING                    UNPAID
CREDITOR                         PAYMENTS DUE                      MONTH                   POSTPETITION
-----------------------------------------------------------------------------------------------------------------------------------
1   MLC                                 7,054                          7,054                          -
-----------------------------------------------------------------------------------------------------------------------------------
2
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
4
-----------------------------------------------------------------------------------------------------------------------------------
5
-----------------------------------------------------------------------------------------------------------------------------------
Total                                   7,054                          7,054                          -
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                     QUESTIONNAIRE
                                                                                        MONTH: July-99        YES        NO
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
1  Have any assets been sold or transferred outside the normal course of business this reporting period?                  X
-----------------------------------------------------------------------------------------------------------------------------------
2  Have any funds been disbursed from any account other than a debtor in possession account?                              X
-----------------------------------------------------------------------------------------------------------------------------------
3  Are any postpetition receivables (accounts,notes, or loans) due from related parties?                       X
-----------------------------------------------------------------------------------------------------------------------------------
4  Have any payments been made on prepetition liabilities this reporting period?                               X
-----------------------------------------------------------------------------------------------------------------------------------
5  Have any postpetition loans been received by the debtor from any party?                                                X
-----------------------------------------------------------------------------------------------------------------------------------
6  Are any postpetition payroll taxes past due?                                                                           X
-----------------------------------------------------------------------------------------------------------------------------------
7  Are any postpetition state or federal income taxes past due?                                                           X
-----------------------------------------------------------------------------------------------------------------------------------
8  Are any postpetition real-estate taxes past due?                                                                       X
-----------------------------------------------------------------------------------------------------------------------------------
9  Are any other postpetition taxes past due?                                                                             X
-----------------------------------------------------------------------------------------------------------------------------------
10 Are any amounts owed to postpetition creditors past due?                                                               X
-----------------------------------------------------------------------------------------------------------------------------------
11 Have any prepetition taxes been paid during the reporting period?                                                      X
-----------------------------------------------------------------------------------------------------------------------------------
12 Are any wage payments past due?                                                                                        X
-----------------------------------------------------------------------------------------------------------------------------------


If the answer to any of the above questions is "YES", provide a detailed explanation of each item. Attach additional sheets if necessary


                                                        (See attachment 8A)

-----------------------------------------------------------------------------------------------------------------------------------
                                              INSURANCE                                                     YES           NO
-----------------------------------------------------------------------------------------------------------------------------------
1  Are worker's compensation, general liability  and other necessary insurance coverages in effect?          X
-----------------------------------------------------------------------------------------------------------------------------------
2  Are all premium payments paid current?                                                                    X
-----------------------------------------------------------------------------------------------------------------------------------
3  Please itemize policies below.
-----------------------------------------------------------------------------------------------------------------------------------

If the answer to any of the above questions is "NO", or if any policies have been cancelled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.


                                                       (See  attachment 8B)

-----------------------------------------------------------------------------------------------------------------------------------
                                                       INSTALLMENT PAYMENTS
-----------------------------------------------------------------------------------------------------------------------------------
                                                 TYPE OF
                POLICY                            CARRIE                                        PERIOD COVERED
 -----------------------------------------------------------------------------------------------------------------------------------
 -----------------------------------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

PHP Healthcare Corporation
Case #98-2608 (MFW)
For the month ended July 31, 1999

Additional information for questionnaire

Question #


3. Certain payments have been made in the ordinary course of business for Health Cost Consultants. These amounts are reflected in cash disbursements on page 2.


4. In accordance with orders from the Bankruptcy Court, prepetition amounts were paid for employee benefits and payroll related taxes. These amounts are reflected in cash disbursements on page 2.

                                 Attachment 8A

                      PHP Healthcare Corporate Insurance

Policy Type                           Carrier              Term                Coverage
Real/Personal Property                Travelers            12/31/98-99          $ 30.4
                                      Indemnity

Auto                                  Wausau               12/31/98-99          $   1M

Lawyers Malpractice                   Executive             6/30/99-00          $   1M
                                      Risk

Directors & Officers (D&O)            Tamarack              3/31/99-00          $   5M
                                      American

D&O Extended Reporting                National              3/30/99-00          $  15M
 Period                               Union

Employment Practices                  Zurich                4/15/99-00          $   1M
 Liability

General Liability                     Trans-                5/01/99-00          $   2M
                                      America

Dishonesty/Forgery/Theft              Gulf                 12/31/97-00          $   1M
                                      Insurance

Workers Compensation                  Wausau               12/31/98-99          By Law

Medical Malpractice                   Professional           Unlimited          $1M/3M
  "Tail" Coverage *                   Underwriters             7 years          $4M/4M

Fiduciary Responsibility              Chubb                12/31/98-99          $   3M

* Separate extended reporting period (tail) coverage was purchased for the Fairfax, VA; Woodbridge, VA; Columbus, GA; Tustin, CA; Vista, CA, PrimeCare, VA; and Chrysler's Kenosha, WI/Newark, DE projects to support the sale/disposition of those activities.



                                 Attachment 8B

                                                                    CASH BASIS-9

                                                                                      MONTH: July-99

                                   PERSONNEL
----------------------------------------------------------------------------------------------------------------
                                                                               Full Time          Part Time

1  Total number of employees at beginning of period                                   26
2  Number of employees hired during period                                             0
3  Number of employees terminated or resigned during the period                        3
4  Total number of employees at the end of the period                                 23
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                               CHANGE OF ADDRESS
----------------------------------------------------------------------------------------------------------------


     If your mailing address has changed and you have not previously notified the United States Trustee of the change, list your new address below:

     DATE OF CHANGE:
                                               ___________________

     NEW ADDRESS:
                                               _________________________________
                                               _________________________________

                                               _________________________________